Exhibit 10.1

COMPROMISE SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS

This Compromise Settlement Agreement and Release of Claims (“Agreement”) is entered into this 29th day of June, 2012, by and between Regions Bank (“Regions Bank”), on the one hand; and University Hospital System, LLP (“UHS”), University General Hospital, LP (“UGH”), and Hassan Chahadeh, Octavio J. Calvillo, Felix Spiegel, and Henry N. Small (collectively, the “Doctors”), on the other hand.

Recitals

A. UHS Promissory Note

1.1 On or about August 14, 2006, UHS executed and delivered to Regions Bank a promissory note dated August 14, 2006. By the terms of the note, UHS promised to pay to the order of Regions Bank the original principal amount of $1,000,000.00 with a final maturity date of August 14, 2007, and which accrues interest as stated therein. UHS also executed and delivered to Regions Bank a Business Loan Agreement of even date therewith. The August 14, 2006 promissory note and the Business Loan Agreement, each as continued, modified, and amended thereafter, are collectively referred to as the “UHS Promissory Note”.

1.2 On three occasions thereafter, the most recent being September 30, 2008, UHS executed and delivered to Regions Bank a renewal promissory note for the purpose of renewing, extending, modifying and amending the terms of the UHS Promissory Note, and also amended the Business Loan Agreement. By the terms of the September 30, 2008 note, UHS promised to pay to the order of Regions Bank the original principal amount of $992,608.32, with a final maturity date of September 30, 2009, and which accrues interest as stated therein.

1.3 Upon maturity on September 30, 2009 of the UHS Promissory Note dated September 30, 2008, UHS failed to pay the amounts due and owing to Regions Bank, including unpaid principal of $801,761.87, accrued but unpaid interest thereon, costs and expenses, which amounts remain past due and owing as of the date of this Agreement.

B. UGH Equipment Lease

2.1 On or about August 30, 2006, UGH executed and delivered to Regions Bank a Master Equipment Lease Agreement according to which UGH promised to lease certain equipment from Regions Bank for a seven (7) year term, commencing December 28, 2006, and pay total rental of $11,184,379.08 in eighty-four (84) monthly installments of $133,147.37, plus taxes, where applicable, and other amounts due in accordance with the lease (“UGH Equipment Lease”). Incident to the UGH Equipment Lease, UGH executed and delivered to Regions Bank the Master Lease Agreement Addendum, Certificate of Acceptance, Schedule No. 1 to Master Equipment Lease Agreement with Equipment Schedule, Lease Commitment Agreement and Addendum to Lease Commitment Agreement. Regions Bank is and at all times has remained the owner of the equipment which is the subject of the UGH Equipment Lease.

2.2 UGH failed to pay amounts due and owing to Regions Bank under the UGH Equipment Lease, including lease payments, late fees, interest, taxes, costs and expenses totaling $7,825,431.12, which amounts remain past due and owing as of the date of this Agreement. Notwithstanding the past due amounts owed by UGH to Regions Bank, the UGH Equipment Lease continues in full force and effect.

2.3 Agreements of Guaranty of the UGH Equipment Lease by certain and various guarantors were executed on or about August 30, 2006 and thereafter, and remain in full force and effect as of the date of this Agreement and are collectively referred to as the “Guaranty Agreements”.

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C. The Doctors’ Promissory Note

3.1 Hassan Chahadeh, Octavio J. Calvillo, Felix Spiegel, and Henry N. Small (collectively, the “Doctors”) executed and delivered to Regions Bank a promissory note dated December 13, 2006. By the terms of the note, the Doctors, jointly and severally, promised to pay to the order of Regions Bank the original principal amount of $1,000,000.00, with a final maturity date of December 13, 2007, and which accrues interest as stated therein (“Doctors’ Promissory Note”).

3.2 On two occasions thereafter, the most recent being September 30, 2008, the Doctors executed and delivered to Regions Bank a renewal promissory note for the purpose of renewing, extending, modifying and amending the terms of the Doctors’ Promissory Note. By the terms of the September 30, 2008 note, the Doctors promised to pay to the order of Regions Bank the original principal amount of $993,128.33, with a final maturity date of September 30, 2009, and which accrues interest as stated therein.

3.3 Upon maturity of the Doctors’ Promissory Note on September 30, 2009, the Doctors individually and collectively failed to pay the amounts due and owing to Regions Bank thereunder, including the remaining unpaid principal amount of $802,301.00, plus accrued but unpaid interest thereon, costs and expenses, which amounts remain past due and owing as of the date of this Agreement.

D. General Recitals

4.1 All conditions precedent have occurred or have been fulfilled by Regions Bank as it has fully performed all obligations and conditions to be performed on its part under the UHS Promissory Note, the UGH Equipment Lease and related Guaranty Agreements, and the Doctors’ Promissory Note.

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4.2 Regions Bank has made the following demands: (a) upon UHS for payment of the UHS Promissory Note (unpaid principal, plus accrued but unpaid interest thereon), (b) upon UGH for payment of the UGH Equipment Lease, and (c) upon each of the Doctors, each individually, for payment of the Doctors’ Promissory Note (unpaid principal, plus accrued but unpaid interest thereon).

4.3 Despite such demands, Regions Bank has not received payment in full from UHS, UGH or the Doctors.

4.4 To avoid the prospect of prolonged and costly litigation, Regions Bank, on the one hand, and UHS, UGH and the Doctors, on the other hand, each desire to compromise and settle all claims between them.

4.5 This Agreement and the consideration transferred pursuant hereto is to compromise disputed claims and to buy peace.

In consideration of the recitals, the consideration paid and received, the covenants, representations, warranties, releases, performances, and other agreements contained or provided for herein, and for such other and further consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Regions Bank and each of UHS, UGH and the Doctors, respectively, agree as follows:

UHS Settlement Payment

5.1 UHS shall pay to Regions Bank the sum of SEVEN HUNDRED THIRTY-FIVE THOUSAND ONE HUNDRED SIXTY-TWO AND 33/100 DOLLARS ($735,162.33) in immediately available funds (“UHS Final Settlement Payment”).

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5.2 The UHS Final Settlement Payment shall be wire transferred to Regions Bank pursuant to the wiring instructions set forth below on or before 3:00 p.m. (Dallas, Texas time) on June 29, 2012.

The Doctors’ Settlement Payment

6.1 Hassan Chahadeh, Octavio J. Calvillo, Felix Spiegel, and Henry N. Small, collectively, shall pay to Regions Bank the sum of SEVEN HUNDRED SIXTY-FOUR THOUSAND EIGHT HUNDRED THIRTY-SEVEN AND 67/100 DOLLARS ($764,837.67) in immediately available funds (“Doctors’ Final Settlement Payment”).

6.2 The Doctors’ Final Settlement Payment shall be wire transferred to Regions Bank pursuant to the wiring instructions set forth below on or before 3:00 p.m. (Dallas, Texas time) on June 29, 2012.

UGH Settlement Payments

7.1 UGH shall pay to Regions Bank the sum of ONE MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($1,250,000.00) in immediately available funds (“UGH Initial Settlement Payment”).

7.2 The UGH Initial Settlement Payment shall be wire transferred to Regions Bank pursuant to the wiring instructions set forth below on or before 3:00 p.m. (Dallas, Texas time) on June 29, 2012.

7.3 On or before 3:00 p.m. (Dallas, Texas time) on September 28, 2012, UGH shall pay to Regions Bank the sum of TWO MILLION ONE HUNDRED TWENTY-FIVE THOUSAND AND 00/100 DOLLARS ($2,125,000.00) in immediately available funds (“UGH Second Settlement Payment”).

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7.4 The UGH Second Settlement Payment shall be wire transferred to Regions Bank pursuant to the wiring instructions set forth below on or before 3:00 p.m. (Dallas, Texas time) on September 28, 2012.

7.5 On or before 3:00 p.m. on December 31, 2012, UGH shall pay to Regions Bank the sum of TWO MILLION ONE HUNDRED TWENTY-FIVE THOUSAND AND 00/100 DOLLARS ($2,125,000.00) in immediately available funds (“UGH Final Settlement Payment”).

7.6 The UGH Final Settlement Payment shall be wire transferred to Regions Bank pursuant to the wiring instructions set forth below on or before 3:00 p.m. (Dallas, Texas time) on December 31, 2012.

7.7 Notwithstanding the provisions of Section 7.1-7.6, above, if Regions Bank has timely received the UHS Final Settlement Payment and the Doctors’ Final Settlement Payment, UGH shall have the option but not the obligation to pay Regions Bank the sum of FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00) on or before June 29, 2012 in immediately available funds, in lieu of and in full satisfaction of the UGH Initial Settlement Payment, the UGH Second Settlement Payment and the UGH Final Settlement Payment, described above (“UGH Optional Lump Sum Settlement Payment”). In the event UGH elects to pay the UGH Optional Lump Sum Settlement Payment, such payment shall be wire transferred to Regions Bank pursuant to the wiring instructions set forth below on or before 3:00 p.m. (Dallas, Texas time) on June 29, 2012.

7.8 Notwithstanding the provisions of Section 7.3-7.7, above, provided Regions Bank has timely received the UGH Initial Settlement Payment, the UHS Final Settlement Payment and the Doctors’ Final Settlement Payment, UGH shall have the option but not the obligation to pay Regions Bank the sum of FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00) on or before July 31, 2012 in immediately available funds, in lieu of and in full satisfaction of the UGH Second Settlement Payment and the UGH Final Settlement Payment, described above (“UGH Optional Early Settlement Payment”). In the event UGH elects to pay the UGH Optional Early Settlement Payment, such payment shall be wire transferred to Regions Bank pursuant to the wiring instructions set forth below on or before 3:00 p.m. (Dallas, Texas time) on July 31, 2012.

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7.9 The parties hereto acknowledge that Regions Bank has filed suit in the 157th Judicial District Court, Harris County, Texas under Cause No. 2012-36745 asserting causes of action against UGH for recovery of all amounts due and owing under the UGH Equipment Lease and UGH has entered an appearance in that action by filing a general denial (“UGH Lawsuit”).

7.10 UGH and Regions Bank agree that UGH shall execute an Agreed Judgment (“UGH Agreed Judgment”) against UGH in favor of Regions Bank for a sum equal to $6,264.483.80 (“UGH Agreed Amount”) and deliver said UGH Agreed Judgment to Regions Bank simultaneously herewith. A true and correct copy of the form of the UGH Agreed Judgment is attached hereto as Attachment No. 1.

7.11 UGH and Regions Bank agree that the UGH Agreed Judgment shall not be filed with or otherwise submitted to the Court in the lawsuit unless UGH fails to timely pay in whole the UGH Second Settlement Payment or the UGH Final Settlement Payment Amount. In the event of such a failure, UGH waives and shall have no right to receive notice (written, electronic or oral) of a default in payment or be entitled to a period within which to cure the failure to make the payments required herein.

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7.12 If UGH complies with this Agreement by paying the UGH Second Settlement Payment on or before 3:00 p.m. (Dallas, Texas time) on October 1, 2012 and the UGH Final Settlement Payment on or before 3:00 p.m. (Dallas, Texas time) on December 31, 2012 in accordance with the terms set forth above or makes payment of either the UGH Optional Lump Sum Settlement Payment or the UGH Optional Early Settlement Payment in accordance with the terms set forth above, Regions Bank shall dismiss the UGH Lawsuit with prejudice, with costs to be borne by the party incurring same, shall terminate the UGH Equipment Lease and deliver to UGH a full and final release of all claims arising from and with regard to the UGH Equipment Lease together will such necessary documents to pass title of the equipment from Regions Bank to UGH.

Wiring Instructions

8.1 All settlement payments shall be made by wire transfer to Regions Bank as follows:

Routing #:	062005690
For:	Regions Bank, Dallas TX
Attention:	Thomas Bacarella
Telephone:	214-678-2662
Credit to:	University General Hospital, LP
Lease: 090-9006112-001
University Hospital Systems, LLP
01-4331092782-30001
Drs. Hassan Chahadeh, Felix Spiegel, Octavio Calvillo, & Henry Small
01-4330000297-30001

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Releases

For and in consideration of the agreements and consideration set forth herein, including without limitation, Regions Bank’s timely receipt of the payments in full by UHS and the Doctors in accordance with the terms hereof:

9.1 Regions Bank, for itself and its representatives, successors, assigns and any others claiming by, through or under it, does hereby completely and irrevocably release, revise, acquit and forever discharge UHS, its predecessors, successors, assigns, parents, principals, partners, attorneys, employees, representatives, agents, affiliates, insurers and any and all other persons, firms or corporations holding with, under or in privity with it, of and from any and all debts, demands, liabilities, claims, expenses, costs, damages, requests for compensation or payments, and causes of action of whatever nature, past, present or future, whether based in tort, contract, statute, or any other theory of recovery and whether for compensatory or punitive damages or other relief or remedy, whether known or unknown, whether asserted or unasserted, whether suspected or unsuspected, whether liquidated or unliquidated, whether matured or unmatured, whether direct or indirect or third party or derivative, whether fixed or contingent, and whether secured or unsecured, which Regions Bank ever had or now has against UHS, for, upon, or by reason, directly or indirectly, of any matter, cause or thing whatsoever arising from or related to the UHS Promissory Note, but not otherwise.

9.2 UHS, for itself, its representatives, successors, assigns and any others claiming by, through or under it, does hereby completely and irrevocably release, remise, acquit and forever discharge Regions Bank, its predecessors, successors, assigns, principals, partners, attorneys, employees, representatives, agents, affiliates, insurers and any and all other persons, firms or corporations holding with, under or in privity with it, individually, jointly, and collectively, of and from any and all debts, demands, liabilities, claims, expenses, costs, damages, requests for compensation or payments, and causes of action of whatever nature, past, present or future, whether based in tort, contract, statute, or any other theory of recovery and whether for compensatory or punitive damages or other relief or remedy, whether known or unknown, whether asserted or unasserted, whether suspected or unsuspected, whether liquidated or unliquidated, whether matured or unmatured, whether direct or indirect or third party or derivative, whether fixed or contingent, and whether secured or unsecured, which UHS ever had or now has against Regions Bank for, upon, or by reason, directly or indirectly, of any matter, cause or thing whatsoever.

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9.3 Regions Bank, for itself and its representatives, successors, assigns and any others claiming by, through or under it, does hereby completely and irrevocably release, revise, acquit and forever discharge Hassan Chahadeh, Octavio J. Calvillo, Felix Spiegel, and Henry N. Small, each and each of their respective predecessors, successors, assigns, principals, attorneys, employees, representatives, agents, affiliates, insurers and any and all other persons holding with, under or in privity with each of them, respectively, of and from any and all debts, demands, liabilities, claims, expenses, costs, damages, requests for compensation or payments, and causes of action of whatever nature, past, present or future, whether based in tort, contract, statute, or any other theory of recovery and whether for compensatory or punitive damages or other relief or remedy, whether known or unknown, whether asserted or unasserted, whether suspected or unsuspected, whether liquidated or unliquidated, whether matured or unmatured, whether direct or indirect or third party or derivative, whether fixed or contingent, and whether secured or unsecured, which Regions Bank ever had or now has against Hassan Chahadeh, Octavio J. Calvillo, Felix Spiegel, or Henry N. Small, each respectively for, upon, or by reason, directly or indirectly, of any matter, cause or thing whatsoever arising from or related to the Doctors’ Promissory Note, but not otherwise, specifically excepting herefrom the obligations of Hassan Chahadeh to Regions Bank under Hassan Chahadeh’s guaranty of the indebtedness of CN Investors, LLC to Regions Bank, such being expressly reserved and not released, waived, or impaired by Regions Bank by any provision of this Agreement.

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9.4 Hassan Chahadeh, Octavio J. Calvillo, Felix Spiegel, and Henry N. Small, each respectively for himself, his representatives, successors, assigns and any others claiming by, through or under him, does hereby completely and irrevocably release, remise, acquit and forever discharge Regions Bank, its predecessors, successors, assigns, principals, partners, attorneys, employees, representatives, agents, affiliates, insurers and any and all other persons, firms or corporations holding with, under or in privity with it, individually, jointly, and collectively, of and from any and all debts, demands, liabilities, claims, expenses, costs, damages, requests for compensation or payments, and causes of action of whatever nature, past, present or future, whether based in tort, contract, statute, or any other theory of recovery and whether for compensatory or punitive damages or other relief or remedy, whether known or unknown, whether asserted or unasserted, whether suspected or unsuspected, whether liquidated or unliquidated, whether matured or unmatured, whether direct or indirect or third party or derivative, whether fixed or contingent, and whether secured or unsecured, which Hassan Chahadeh, Octavio J. Calvillo, Felix Spiegel, or Henry N. Small, individually or collectively, ever had or now have against Regions Bank for, upon, or by reason, directly or indirectly, of any matter, cause or thing whatsoever.

9.5 Notwithstanding the foregoing releases, nothing herein shall be construed to and does not release any debt, demand, liability, claim, expense, cost, damage, request for compensation or payment, and cause of action of whatever nature, past, present or future, whether based in tort, contract, statute, or any other theory of recovery and whether for compensatory or punitive damages or other relief or remedy, whether known or unknown, whether asserted or unasserted, whether suspected or unsuspected, whether liquidated or unliquidated, whether matured or unmatured, whether direct or indirect or third party or derivative, whether fixed or contingent, and whether secured or unsecured, which Regions Bank ever had or now has against UGH, or against any person or entity arising under any of the Guaranty Agreements, such being expressly reserved and not released, waived, or impaired by Regions Bank by any provision of this Agreement.

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Miscellaneous Provisions

10.1 Each of the parties hereto hereby represents and warrants to each other that it is fully and duly authorized and empowered to execute, enter into and deliver this Agreement upon the terms stated herein and has taken all corporate action, if any, necessary to authorize the execution and delivery of this instrument and this Agreement is a legal, valid and binding obligation, enforceable in accordance with its terms.

10.2 The parties hereto agree and acknowledge that this Agreement and all actions taken and to be taken pursuant to it are done and accepted when performed as a full and complete compromise of disputed claims and issues.

10.3 In entering into this Agreement, each party hereto represents that the terms of this Agreement have been completely read and explained by legal counsel of that party’s choice and each of them, respectively, and that those terms are fully understood and voluntarily accepted by it and each of them, respectively.

10.4 This Agreement shall be binding upon and inure to the benefit of their respective heirs, executors, representatives, successors and assigns of the parties hereto.

10.5 All parties hereto agree to cooperate fully to execute any and all supplementary documents and to take all additional actions that may be necessary or appropriate to give full force and effect to the basic terms and intent of this Agreement.

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10.6 This Agreement contains the entire agreement between the parties with regard to the matters set forth herein. THERE ARE NO OTHER PROMISES, UNDERSTANDINGS, REPRESENTATIONS, WARRANTIES, COVENANTS, OR AGREEMENTS, WRITTEN, VERBAL OR OTHERWISE, IN RELATION THERETO BETWEEN THE PARTIES, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT.

10.7 The provisions of this Agreement may be changed, waived, modified, or varied only by written agreement signed by all of the parties hereto.

10.8 This document may be executed in multiple counterparts or with detachable signature pages, which shall be construed together and shall be effective as if all executed in one, unified document.

10.9 This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

10.10 Time is of the essence of this Agreement.

IN WITNESS WHEREOF, the undersigned execute this Settlement Agreement as of the date and year first above written.

Regions Bank, an Alabama banking corporation

By:

Printed Name:

Title:

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University Hospital Systems, LLP,

a Delaware domestic limited liability partnership

By:
Hassan Chahadeh
Managing General Partner

Partners:

UGHS Hospitals, Inc.,
a Texas domestic corporation

By:
Hassan Chahadeh
President

UGHS Management Services, Inc., a Texas domestic corporation

By:
Hassan Chahadeh
President

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University General Hospital, LP,

a Texas domestic limited partnership

By:	University Hospital Systems, LLP,
a Delaware domestic limited liability partnership, General Partner

By:
Hassan Chahadeh
Managing General Partner

Partners:

UGHS Hospitals, Inc.,
a Texas domestic corporation

By:
Hassan Chahadeh
President

UGHS Management Services, Inc., a Texas domestic corporation

By:
Hassan Chahadeh
President

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Hassan Chahadeh, Individually

Octavio J. Calvillo, Individually

Felix Spiegel, Individually

Henry N. Small, Individually

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STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned authority, on this day personally appeared Thomas Bacarella, Senior Vice-President of Regions Bank, an Alabama banking corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.

SUBSCRIBED AND SWORN TO BEFORE ME on this             day of                    , 2012, to certify which witness my hand and seal of office.

NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared Hassan Chahadeh, Managing General Partner of University Hospital Systems, LLP, a Delaware limited liability partnership, President of UGHS Hospitals, Inc., a Texas domestic corporation, and President of UGHS Management Services, Inc., a Texas domestic corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he has executed the same in the foregoing capacities for the purposes and consideration therein expressed.

SUBSCRIBED AND SWORN TO BEFORE ME on this             day of                    , 2012, to certify which witness my hand and seal of office.

NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

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STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared Hassan Chahadeh, individually, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.

SUBSCRIBED AND SWORN TO BEFORE ME on this             day of                    , 2012, to certify which witness my hand and seal of office.

NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared Octavio L. Calvillo, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.

SUBSCRIBED AND SWORN TO BEFORE ME on this             day of                     , 2012, to certify which witness my hand and seal of office.

NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

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STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared Felix Spiegel, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.

SUBSCRIBED AND SWORN TO BEFORE ME on this             day of                    , 2012, to certify which witness my hand and seal of office.

NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared Henry N. Small, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.

SUBSCRIBED AND SWORN TO BEFORE ME on this             day of                    , 2012, to certify which witness my hand and seal of office.

NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

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